Exhibit 32.1

Certification of Nevada Classic Thoroughbreds, Inc.
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
regarding Annual Report on Form 10-K/A
for the year ended June 30, 2015

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Nevada Classic Thoroughbreds, Inc., a Nevada corporation (the "Company"), does hereby certify that, based upon his knowledge:

1. The Company's Annual Report on Form 10-K/A for the year ended June 30, 2015 (the "Form 10-K/A") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2016	By: /s/ Brad Brimhall
________________________________________
Brad Brimhall Principal Executive Officer Chief Executive Officer